UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Calgon Carbon Corporation

(Name of Registrant as Specified In Its Charter)

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CALGON CARBON CORPORATION	P.O. BOX 717	PITTSBURGH, PA 15230-0717	TELEX 671 1837 CCC PGH
PANAFAX: 412-787-6713

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Calgon Carbon Corporation at 1:00 p.m., Eastern Daylight Saving Time, on Wednesday, April 20, 2005 at the principal executive office of the Company, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania.

Information about the business of the meeting and the nominees for election as Directors is set forth in the notice of the meeting and the Proxy Statement, which are attached. This year you are asked to: (i) elect two Directors for the Class of 2008; (ii) ratify the appointment of independent auditors for 2005; and (iii) approve amendments to and the restatement of the Company’s Stock Option Plan and the Company’s 1993 Non-Employee Directors’ Stock Option Plan.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting in person, we hope that you will send a proxy voting on the matters to be considered. Please sign, date and return your proxy in the enclosed envelope as promptly as possible.

Very truly yours,

John S. Stanik

President and

Chief Executive Officer

March 17, 2005

CALGON CARBON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Calgon Carbon Corporation will be held at the principal executive office of the Company, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania, on Wednesday, April 20, 2005 at 1:00 p.m., Eastern Daylight Saving Time, for the following purposes:

(1)	To elect two Directors for the Class of 2008 (Proposal 1);

(2)	To approve the amendment and restatement of the Company’s Stock Option Plan (Proposal 2);

(3)	To approve the amendment and restatement of the Company’s 1993 Non-Employee Directors’ Stock Option Plan (Proposal 3);

(4)	To ratify the appointment of independent auditors of the Company for 2005 (Proposal 4); and

(5)	To transact such other business as may properly come before the meeting.

Please refer to the accompanying Proxy Statement for a description of the matters to be considered at the meeting.

Holders of record of the Company’s Common Stock as of the close of business on February 23, 2005 are entitled to notice of and to vote at the meeting.

Please sign, date and return the enclosed proxy promptly in the envelope provided, which requires no United States postage.

Michael J. Mocniak

Secretary

March 17, 2005

CALGON CARBON CORPORATION

PROXY STATEMENT

CALGON CARBON CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders

April 20, 2005

The enclosed proxy is solicited on behalf of the Board of Directors of Calgon Carbon Corporation (the “Company”) for use at the Annual Meeting of Stockholders to be held at 1:00 p.m., Eastern Daylight Saving Time, on Wednesday, April 20, 2005 at the principal executive office of the Company, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania. The accompanying Notice of Annual Meeting of Stockholders sets forth the purposes of the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this Proxy Statement.

It is expected that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders on or about March 17, 2005. The Company’s Annual Report to Stockholders for 2004 is enclosed with this Proxy Statement but does not form a part of the proxy soliciting material. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telecopy, telegraph, electronic means and personal interview. The Company may also hire a proxy solicitation firm or may request brokerage houses and other nominees or fiduciaries to forward copies of the proxy soliciting material and 2004 Annual Report to beneficial owners of the stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING SECURITIES AND RECORD DATE

Holders of the Company’s Common Stock of record as of the close of business on February 23, 2005 are entitled to receive notice of and to vote at the meeting. At the record date, the Company had outstanding 39,234,675 shares of Common Stock, the holders of which are entitled to one vote per share. The Company does not have cumulative voting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

The following table shows the number of shares of Common Stock beneficially owned as of February 23, 2005 by each Director of the Company, by James G. Fishburne, C.H.S. (Kees) Majoor, Michael J. Mocniak and Robert P. O’Brien, executive officers of the Company, and by all current Directors and executive officers of the Company as a group. The Company has stock ownership guidelines for its executive officers which provide that, over the period through 2009, the President and Chief Executive Officer should increase his ownership of Company stock to a value equal to three times his annual salary, the senior vice presidents and the Chief Financial Officer should increase ownership to two times their annual salaries, and all other executive officers should increase their ownership to one times their annual salaries. Unless otherwise indicated in the footnotes to the table, each person named and all Directors and executive officers as a group have sole voting power and sole investment power with respect to the shares. As used herein, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, the security). A person is deemed to have “beneficial ownership” of any security that the person has the right to acquire within 60 days after the record date.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class
Robert W. Cruickshank	76,393	*
Thomas A. McConomy	4,153,815	10.6%
Julie S. Roberts(2)	50,761	*
Seth E. Schofield	62,861	*
John S. Stanik	290,507	*
John P. Surma(3)(7)	46,261	*
Harry H. Weil(4)	66,961	*
Robert L. Yohe	73,361	*
James G. Fishburne(5)	198,000	*
C.H.S. (Kees) Majoor	222,500	*
Michael C. Mocniak	82,000	*
Robert P. O’Brien(6)	236,535	*
All current directors and executive officers as a group (15 persons)(2)(3)(4)(5)(6)(7)	5,888,160	14.4%

* Less than 1%.

(1)	Includes (i) 63,361 shares in the case of each of Messrs. Cruickshank and Weil, 61,361 shares in the case of Mr. McConomy, 60,861 shares in the case of each of Messrs. Schofield and Yohe and 45,761 shares in the case of each of Ms. Roberts and Mr. Surma, granted under the Company’s 1993 Non-Employee Directors’ Stock Option Plan, (ii) 190,500 options and 7,000 time restricted shares in the case of Mr. Fishburne, 215,500 options and 7,000 time restricted shares in the case of Mr. Majoor, 75,000 options and 7,000 time restricted shares in the case of Mr. Mocniak, 181,500 options and 7,000 time restricted shares in the case of Mr. O’Brien and 262,000 options and 27,300 time restricted shares in the case of Mr. Stanik granted under the Company’s Stock Option Plan and (iii) 1,634,827 options and 71,800 time restricted shares in the case of all current Directors and executive officers as a group, in each case granted under the aforementioned plans. The “percent of class” set forth above for any individual and the group (but not for the other individuals listed above) is computed as though such shares optioned to such individual or the group, as the case may be, were outstanding.

(2)	Includes 5,000 shares as to which Ms. Roberts shares voting and investment power with her husband.

(3)	Includes 500 shares held by Mr. Surma’s wife.

(4)	Includes 200 shares held by Mr. Weil’s wife, as to which beneficial ownership is disclaimed by Mr. Weil.

(5)	Includes 500 shares as to which Mr. Fishburne shares voting and investment power with his wife.

(6)	Includes 6,930 shares in the case of Mr. O’Brien, and in the case of all Directors and executive officers as a group, held under the Company’s Employee Growth Participation Plan and allocated to the account of Mr. O’Brien. No contributions were made to this plan since 1990.

(7)	Mr. Surma is also entitled to 13,622 shares of Common Stock, not included in the reported number of shares, upon his retirement from the Board of Directors pursuant to an election to defer his annual director’s retainer fee under the 1997 Directors’ Fee Plan.

Other Beneficial Owners

Information as of December 31, 2004 with respect to the only persons not otherwise disclosed in the Management table and known by the Company to be a beneficial owner of more than 5% of the Company’s Stock as of the record date is as follows:

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
ICM Asset Management, Inc. and James M. Simmons	2,182,017	5.60%

W. 601 Main Avenue

Suite 600

Spokane, WA 99201

The foregoing information is taken from a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2005 by ICM reflecting ownership as of December 31, 2004. ICM Asset Management, Inc. and James M. Simmons report that they have shared investment power over all shares, sole voting power over no shares and shared voting power over 957,157 shares as of December 31, 2004. ICM Asset Management, Inc. is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. James M. Simmons is the President of ICM Asset Management, Inc. No individual client’s holdings of the stock are more than five percent of the outstanding stock.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
Dimensional Fund Advisors, Inc.	3,092,615	7.92%

1299 Ocean Avenue, 11th Floor

Santa Monica, CA 90401

The foregoing information is taken from a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2005 by Dimensional Fund Advisors reflecting ownership as of December 31, 2004. Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possessed both sole investment and voting power over 3,092,615 shares of the Company as of December 31, 2004. The Funds own all Company shares, and Dimensional disclaims beneficial ownership of such securities.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
Strong Capital Management, Inc.	3,208,092	8.20%

100 Heritage Reserve

Menomonee Falls, WI 53051

The foregoing information is taken from a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2005 by Strong reflecting ownership as of December 31, 2004. This filing states that Strong has sole voting power and sole dispositive power over all 3,208,092 shares. Strong Capital Management, Inc. is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale, of the shares. No individual client’s holdings of the shares are more than five percent of the outstanding stock.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
Steel Partners II, L.P., Steel Partners, L.L.C. and Warren Lichtenstein	2,028,000	5.20%

590 Madison Avenue, 32nd Floor

New York, NY 10022

Steel Partners II, L.P., Steel Partners, L.L.C. and Warren Lichtenstein report that they have sole voting and dispositive power over all 2,028,000 shares in a Schedule 13D filed on November 18, 2004.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The business of the Company is under general supervision of a Board of Directors as provided by the laws of Delaware, the Company’s state of incorporation. The Board of Directors has established committees to assist it, consisting of the Executive Committee, the Compensation Committee, the Audit Committee and the Governance Committee.

Executive Committee. The Executive Committee consists of Messrs. McConomy (Chairman), Schofield and Weil. The Executive Committee, during the intervals between meetings of the Board, when prompt action is needed and it is impossible or inconvenient to convene a full meeting of the Board, may exercise limited powers granted by the Board of Directors in the management of the business and affairs of the Company.

Compensation Committee. The Compensation Committee consists of Messrs. Surma (Chairman), McConomy and Yohe. All members of the Compensation Committee are independent as defined by the New York Stock Exchange standards for director independence. The Compensation Committee’s overall responsibility is to determine and implement the Company’s general policies with respect to the compensation of its executive officers. The Compensation Committee determines the base salary payable to each executive officer, as well as the bonus, if any, payable to each executive officer, and to certain key employees, pursuant to the Company’s Incentive Plan or otherwise. The Committee also administers the Company’s Stock Option Plan and has the authority to make awards thereunder. Other matters related to the compensation of executive officers and key employees, such as the terms of employment contracts and certain employee benefits, are also reviewed by the Compensation Committee.

Audit Committee. The Audit Committee consists of Messrs. Cruickshank (Chairman) and Weil and Ms. Roberts. All members of the Audit Committee are independent, as defined by the New York Stock Exchange standards for director independence. Ms. Roberts has been designated by the Board of Directors as the Audit Committee’s “financial expert,” as required by the Sarbanes-Oxley Act of 2002 and the SEC regulations thereunder. The Audit Committee operates under a charter adopted effective January 1, 2003, which is intended to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange corporate governance requirements. It is the responsibility of the Audit Committee to review and approve the Company’s consolidated financial statements each year prior to their announcement to the public and their distribution to the stockholders in the Annual Report. Among other things, the Audit Committee consults with the Company’s chief financial officer and his staff, and separately with the Company’s independent auditors, as to risk assessment strategies, performance and scope of internal audit services, if any, the proposed audit plan, any difficulties encountered in carrying out the audit plan, significant decisions made in preparing the financial statements, any disagreements between management and the independent auditors as to the application of accounting principles or other matters, and the form and content of the notes to the financial statements and Management’s Discussion and Analysis of the financial statements. The Audit Committee also reviews the Company’s quarterly financial statements but does not customarily perform similar functions with respect to other financial statements which cover less than a full fiscal year. The Audit Committee reviews other financial reporting and accounting matters when requested to do so by management or the independent auditors, and satisfies itself that the Company’s systems of internal accounting and financial controls, and disclosure controls and procedures, are functioning adequately and reliably. The Audit Committee believes that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the shareholders. In this connection the Audit Committee discusses with the independent auditors the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting. The Audit Committee periodically reviews the independent auditors’ qualifications as well as all relationships between the Company and the independent auditors which might impact the objectivity and independence of the independent auditors. Each year the Audit Committee evaluates the performance of the independent auditors and recommends to the Board of Directors the retention or, if appropriate, replacement of the independent auditors. The Audit Committee also investigates and reports to the Board as to any alleged breach of law or of the Company’s internal policies which is brought to its attention and carries out other assignments given to it from time to time by the Board.

Governance Committee. The Governance Committee consists of Messrs. Schofield (Chairman), Weil and Yohe. Each of such directors are independent as determined under the New York Stock Exchange standards for director independence. The Governance Committee is responsible for the functioning of the Board and its committees, with the goal of causing the Board and its committees to satisfactorily address the major issues related to the performance and well-being of the Company. Among the duties of the Governance Committee is to review the size and composition of the Board of Directors and to make recommendations with respect to nominations for election or appointment of Directors. A current copy of the charter of the Governance Committee, as well as the other committees, is available to stockholders at the Company’s website at www.calgoncarbon.com.

The Governance Committee follows the guidelines of the Company and examines, among other things, the following qualifications and skills of director candidates—their business or professional experience, their integrity and judgment, their records of public service, their ability to devote sufficient time to the affairs of the Company, the diversity of backgrounds and experience they will bring to the Board, and the needs of the Company from time to time. The Committee also believes that all nominees should be individuals of substantial accomplishment with demonstrated leadership capabilities.

The Governance Committee principally will use third party search firms to identify potential candidates for director, using the criteria described above. The Governance Committee will consider nominees recommended by stockholders provided that stockholders submit the names of nominees and the other information required by Section 1.08 of the by-laws of the Company in writing to the Secretary of the Company. Such information should be received no later than January 18, 2006 with respect to nominations for election at the 2006 Annual Meeting of Stockholders.

During 2004, the Compensation Committee held 4 meetings, the Governance Committee held 2 meetings, the Audit Committee held 5 meetings, and the Executive Committee held 6 meetings. The Board of Directors held 9 meetings during 2004.

Compensation of Directors

Board and Committee Fees. Directors who are full-time employees of the Company or a subsidiary receive no additional compensation for services as a member of the Board or any committee of the Board. In 2004, Directors who were not employees of the Company received an annual retainer of $20,000 for Board service. The retainer fees are payable in cash or Common Stock of the Company as described below. In 2004, non-employee Directors also received a fee of $1,800 for each Board meeting attended and $1,800 for each committee meeting attended on a day separate from a Board meeting. In 2004 the Chairman of each Committee received a retainer of $5,000, with the Chairman of the Audit Committee instead receiving a retainer of $7,500, and each Committee member other than the Chairman received a retainer of $3,000 (with the members of the Audit Committee instead receiving a retainer of $5,000). Non-employee Directors received a fee of $700 for each Committee meeting attended on the same day as a Board meeting and $1,500 or $1,800 for telephonic meetings depending on the degree of preparation required. Directors working on special projects were paid $1,800 per day for such services. The Company anticipates that Board and Committee fees will remain the same for 2005 pending an annual review later in the year.

The Board has also implemented a cap on the amount of compensation which can be received by a Director in one year for retainer fees, plan compensation and regularly scheduled Board and Committee meetings. In general, a Director should not receive more than $70,000 ($75,000 for Audit Committee members) of such compensation in a year. If a Director does receive more than such amount, he or she would have future phantom stock plan and, if necessary, stock option plan grants reduced by such excess amount.

1999 Phantom Stock Plan. The 1999 Phantom Stock Plan provides each non-employee director with phantom stock with a value upon issuance of $7,000 each year. No actual stock of the Company is issued under this plan. Instead, each director is credited on the day following the Annual Meeting of Stockholders, in an account maintained for the purpose, with the fair market value of shares of the Company’s Common Stock equal to $7,000. Directors are also credited with the fair market value of shares equal to the amount of the cash dividends which would have been paid if the phantom stock were actual Common Stock. As the actual fair market value of the Company’s Common Stock changes, the credited value of the director’s phantom stock will change accordingly. When the director leaves the Board for any reason, including death or disability, the director will be entitled to be paid, in cash, the entire amount then credited in the account.

1997 Directors’ Fee Plan. The 1997 Directors’ Fee Plan provides Directors with payment alternatives for retainer (but not meeting) fees payable as a member of the Board or as the Chairman of any committee. Pursuant to the Plan, Directors are permitted to receive their retainer fees in a current payment of cash or in a current payment of shares of Common Stock of the Company based upon the fair market value of the Common Stock upon the date of payment of the fee, or to defer payment of the retainer fees for subsequent payment of shares of Common Stock pursuant to a stock deferral election. Payment of Common Stock placed in a deferred stock account will be made in the calendar year following the calendar year during which a Director ceases to be a Director of the Company, including by reason of death or disability.

1993 Non-Employee Directors’ Stock Option Plan. The 1993 Non-Employee Directors’ Stock Option Plan, as previously amended, provides for an annual grant on the day following the Annual Meeting of Stockholders of option shares equal to a number of shares which will result in a Black-Scholes calculated value of $25,000 on the date of grant. The options vest and become exercisable six months after the date of grant and, in general, expire ten years after the date of grant. There are previously issued options outstanding under the pre-1997 Plan, all of which have option prices in excess of the fair market value of the Common Stock on December 31, 2004. This Plan is proposed for amendment at this Annual Meeting.

ELECTION OF DIRECTORS (Proposal 1)

The Board of Directors, acting pursuant to the bylaws of the Company, has determined that the number of Directors constituting the full Board of Directors shall be eight at the present time. The Board is to be divided into three classes of nearly equal size. One such class is elected every year at the Annual Meeting for a term of three years.

The Board of Directors has, upon recommendation of the Governance Committee, nominated Seth E. Schofield and John P. Surma for reelection as Directors in the Class of 2008, each of them has agreed to serve if elected. Messrs. Schofield and Surma will hold office until the 2008 Annual Meeting of Stockholders, or until the Director’s prior death, disability, resignation or removal. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified.

If any nominee becomes unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

Information concerning the nominees for Director and the other Directors who will continue in office after the meeting is set forth below, together with information concerning the Company’s executive officers who are not Directors.

Name	Age	Position with the Company
	Class of 2008
Seth E. Schofield	65	Director
John P. Surma	50	Director
	Class of 2007
Robert W. Cruickshank	59	Director
Thomas A. McConomy	71	Director
Julie S. Roberts	50	Director
	Class of 2006
John S. Stanik	51	Director, President and Chief Executive Officer
Harry H. Weil	71	Director
Robert L. Yohe	68	Director
	Executive Officers
Leroy M. Ball	36	Vice President and Chief Financial Officer
James G. Fishburne	58	Senior Vice President
Gail A. Gerono	53	Vice President
C.H.S. (Kees) Majoor	55	Senior Vice President
Michael Mocniak	52	Senior Vice President, General Counsel and Secretary
Robert P. O’Brien	54	Senior Vice President

Mr. Cruickshank has been a Director of the Company since November 1985. Mr. Cruickshank is a consultant providing financial advice to private clients. He is also a director of Hurco, Inc.

Mr. McConomy has been a Director of the Company since its formation in 1985. Mr. McConomy is a private investor. From February 2003 to April 2003 he served as Acting Chairman of the Board of the Company. Since April 2003, he has served as Chairman of the Board. He also served as the Chairman of the Board, President and Chief Executive Officer of the Company in 1998 and 1999. Mr. McConomy is a director of Equitable Resources, Inc. Mr. McConomy’s brother James H. McConomy is a partner of the law firm of Meyer, Unkovic & Scott LLP, which provides legal services in excess of $60,000 a year to the Company.

Ms. Roberts has been a Director of the Company since July 2000. Ms. Roberts has been Chief Financial Officer of Marriott ExecuStay, a division of Marriott International Corporation, a hospitality company, since September 2000. Ms. Roberts was Vice President—Financial Planning and Analysis at Marriott from September 1998 to September 2000 and prior thereto was Vice President—Reservations at US Airways, a major air carrier.

Mr. Schofield has been a Director of the Company since December 1995. From February 1996 to July 2000, Mr. Schofield was the Chairman of Base International, a provider of corporate protection and security. Prior thereto, Mr. Schofield was Chairman and Chief Executive Officer of USAir Group, a major air carrier. Mr. Schofield is also a director of United States Steel Corporation and Marathon Oil Corporation.

Mr. Stanik has been President and Chief Executive Officer of the Company since April 2003 and a director since October 2003. He served as interim President and Chief Executive Officer from February 2003 to April 2003. Mr. Stanik was Senior Vice President—Produce Products and Technology of the Company from October 2001 until February 2003, prior thereto he was Vice President, Manufacturing of the Company, General Manager of United States Manufacturing and the Plant Manager of the Company’s Big Sandy plant.

Mr. Surma has been a Director of the Company since July 2000. Mr. Surma has been President and Chief Executive Officer of United States Steel Corporation, a steel manufacturer, since October 2004. He was President and Chief Operating Officer of United States Steel Corporation from March 2003 to October 2004 and Vice Chairman and Chief Financial Officer of such company from January 2002 to February 2003. Mr. Surma was Assistant to the Chairman, USX Corporation from September 2001 to December 2001, President, Marathon Ashland Petroleum LLC, an energy firm, from January 2001 to April 2001 and prior thereto he was Senior Vice President—Supply & Transportation of Marathon Ashland Petroleum LLC. Mr. Surma is also a director of United States Steel Corporation and Mellon Financial Corporation.

Mr. Weil has been a Director of the Company since its formation in 1985. Mr. Weil is a retired partner of the law firm of Reed Smith LLP, which provides legal services to the Company.

Mr. Yohe has been a Director of the Company since December 1995. Until March 1994, when he retired, Mr. Yohe was Vice Chairman of Olin Corporation, a producer of chemicals, microelectronic materials, metals, sporting ammunition and defense and aerospace products. Mr. Yohe is also a director of Airgas, Inc., Marsulex, Inc. and The Middleby Corporation.

Mr. Ball has been the Vice President and Chief Financial Officer of the Company since October 2002. Mr. Ball was the Corporate Controller of the Company from September 2000 to October 2002 and prior thereto he was Assistant Controller.

Mr. Fishburne has been the Senior Vice President, Americas and Asia with the Company since April 2002. Mr. Fishburne was Vice President, Global Sales from November 2001 to March 2002. Prior thereto, Mr. Fishburne worked for International Paper, a paper and packaging company, as Vice President, Sales & Marketing, Chemical Cellulose Division.

Ms. Gerono has been the Vice President, Investor Relations, Corporate Communications and Human Resources with the Company since October 2002. Prior thereto, Ms. Gerono was the Director, Investor Relations and Corporate Communications with the Company.

Mr. Majoor has been the Senior Vice President, Europe since November 2002. He was Vice President Global Marketing of the Company in October 2001, and Sales Director of Chemviron Carbon from January 2001 to September 2001. Prior thereto, he held various positions with Arizona Chemical and Arizona Chemical Europe, which manufactures specialty chemicals derived from wood.

Mr. Mocniak has been Senior Vice President, General Counsel and Secretary of the Company since April 2004. From January 2003 until April 2004, he was Vice President, General Counsel and Secretary. Prior thereto he was Vice President, General Counsel and Secretary of Fansteel Inc., a specialty metals manufacturer.

Mr. O’Brien has been the Senior Vice President of the Company since 2000. He is responsible for Global Business Development and the Ultraviolet Light Products Group; he was responsible for the Engineered Products Group from 2000-2003.

EXECUTIVE COMPENSATION

The Compensation Committee consists of at least three Directors who are not employees of the Company. One of the functions of the Compensation Committee is to establish the compensation of the Company’s executive officers and methodology by which such compensation is derived, including making awards under the Stock Option Plan.

The following is the report of the members of the 2004 Compensation Committee, Messrs. Surma (Chairman), McConomy and Yohe, concerning 2004 compensation of the Company’s executive officers.

Compensation Committee Report on Executive Compensation

General policies with respect to executive compensation

The Compensation Committee’s policies with respect to executive compensation are intended to achieve three principal goals.

First, they are intended to achieve base compensation levels sufficient to attract and retain talented and dedicated executive officers. To accomplish this, the Committee periodically compares the Company’s base salaries with those currently paid for similar positions by other companies. The Committee, with the assistance of an independent consultant, also reviews the total compensation package available to executive officers to ensure it remains competitive.

Second, the compensation policies are intended to provide a direct link between both individual performance and performance of the Company as a whole and the executive’s compensation. This is done through incentive compensation programs available to executive officers.

Third, the compensation policies are intended to provide executive officers with the opportunity to acquire an equity interest in the Company through the granting of stock options, restricted stock, or other equity components as long-term incentive compensation. Options have been granted at full market prices and with delayed vesting provisions.

In the past, the Committee’s general philosophy was that salaries for the Company’s executive officers should be somewhat less than the median salaries paid by other companies for comparable positions, so that the potential compensation of an executive officer in a particular year would be more heavily weighted toward incentive compensation such as bonus and stock compensation. However, the Committee decided that in order to be competitive in attracting and maintaining highly qualified executives, salaries for the Company’s executive officers should, over time, be equal to the median salaries paid by other companies for comparable positions. This change in philosophy was considered in decisions regarding executive base compensation in 2004.

Compensation in 2004

Salary.    In 2004, base salaries were designed to be similar to executive officers of comparable companies. The Committee considers a number of factors in its discretion and does not determine base salaries by any formula or objective basis or solely by any specific subjective measure. In 2004, the Committee increased the salaries of certain executives by an appropriate amount to reflect changes in position and responsibility and changes in the Company’s compensation philosophy as described above.

Short Term Incentive Compensation.    The incentive compensation system of the Company is intended to provide a direct link between an executive’s bonus and the performance of the executive and the Company.

The incentive compensation structure used in 2004 rewarded results based on annual operating income and operating cash flow. The Chief Executive Officer could receive up to 50% of his base salary and the other executive officers could receive up to 40% of his or her base salary if the plan was met for the two targets and the executive’s performance was deemed satisfactory, which was a subjective determination. The targets were not met and no bonuses were paid to executive officers for 2004.

For 2005, the Committee decided to utilize a plan in which bonuses will be based 60% upon meeting Company targets for operating income, cash flow and return on invested capital, and 40% based on specified individual performance objectives. To the extent possible these goals will be based on objective standards that are identified at the beginning of the performance period. The Chief Executive Officer in 2005 will be able to receive up to 60%, and the other executive officers between 35% and 40%, of his or her base salary if all plan targets are met and the executive is deemed to have met his or her specified performance objectives.

Long Term Incentive Compensation.    Under the terms of the Company’s Stock Option Plan adopted in 1985, amended in 1999 and further amended, subject to shareholder approval, in 2005, the Committee determines which employees will be granted stock options, restricted stock and other equity awards, the number of options or amount of restricted stock granted, the rate and period of vesting, and other relevant terms.

In determining whether to grant options, restricted stock or other equity awards, the Committee takes into account the number of outstanding options or other equity awards, the market price of the Company’s Common Stock, the performance of the Company and its prospects, potential dilution which could result from exercise of options, and the benefits of linking the employees’ incentive to the market price of the stock. These matters are at the discretion of the Committee, and are not determined by any formula or weighting of particular factors.

In determining whether to grant options, restricted stock or other equity awards to a particular individual, the Committee considers the individual’s level of responsibility, the relationship between successful individual effort and Company results, incentive compensation programs of other companies, the number of unexercised options or unvested restricted shares held by the individual, and other relevant factors.

In 2004, the Committee granted 573,000 options to employees. Executive officers received a total of 565,000 options, which remain outstanding. The Stock Option Plan authorizes the Committee to grant stock appreciation rights and restricted shares. The Committee did not make any such grants to executive officers in 2004.

The Committee adopted a revised long term incentive approach for 2005, which consists of three elements: stock options; performance-contingent restricted stock; and time-vested restricted stock. The vesting of performance-contingent restricted stock is based on the achievement of operating income growth goals over a three year period. Failure to achieve these goals by the end of the third year will result in forfeiture of the restricted shares. In determining the long term incentive awards for 2005, the Committee conducted an evaluation of equity compensation provided to executives at companies of similar size and lines of business. The Committee considered the results of this evaluation in addition to the factors listed above when establishing equity-based awards for 2005.

Compensation of the Chief Executive Officer in 2004

John S. Stanik received a base salary of $400,000 in 2004. Based upon results under the Company’s incentive compensation plan, Mr. Stanik was paid no bonus attributable to 2004. Mr. Stanik received 100,000 stock options in 2004, one half of which are to vest in 2005 and one half of which are to vest in 2006. These options reflected the Committee’s desire to link a major portion of Mr. Stanik’s future compensation to increases in the market price of the Company’s Common Stock and thus directly benefit stockholders.

Tax Policy

If an executive officer’s compensation from the Company were to exceed $1 million in any taxable year (which the Committee does not now expect), the excess over $1 million, with certain exceptions, would not be deductible by the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee is aware of this rule, and will take it into account if the $1 million limit is ever applicable. One exception to the disallowance of such deductions under Section 162(m) involves compensation paid pursuant to stockholder-approved compensation plans that are performance-based. The Company’s Stock Option Plan contains provisions which are intended to cause grants of stock options under such plan (after April 1999) to be eligible for this performance-based exception (so that compensation upon exercise of such options should be deductible under the Code). Payments of cash compensation to executives (and certain other benefits which could be awarded under the plan, such as restricted stock) are not at present eligible for this performance-based exception.

        JOHN P. SURMA (Chairman)

        THOMAS A. MCCONOMY

        ROBERT L. YOHE

Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)
John S. Stanik	2004	374,999	0	0	0	100,000	3,083
President and	2003	261,668	42,000	0	0	25,000	2,501
Chief Executive Officer	2002	174,996	23,783	0	0	90,000	1,312

James G. Fishburne	2004	187,993	0	0	0	75,000	1,880
Senior Vice President,	2003	181,992	27,280	0	0	0	681
Americas and Asia	2002	174,996	21,303	0	0	63,000	174,768

C.H.S. (Kees) Majoor (2)	2004	260,927	0	0	0	75,000	0
Senior Vice President,	2003	234,854	25,394	0	0	0	0
Europe	2002	182,391	22,734	0	0	75,000	3,092

Michael J. Mocniak	2004	195,000	0	0	0	70,000	31,351
Vice President,	2003	174,692	21,700	0	0	50,000	26,747
General Counsel and Secretary

Robert P. O’Brien	2004	184,356	0	0	0	75,000	1,844
Senior Vice President,	2003	175,356	22,000	0	0	0	1,711
Global Business Development	2002	175,356	19,283	0	0	50,000	1,753

(1)	Consists of 401(k) matching contributions paid by the Company, except for: (i) Mr. Fishburne, which includes taxable reimbursed relocation expenses of $174,123 in 2002, (ii) Mr. Majoor, which includes taxable reimbursed relocation expenses of 3,092 Euro in 2002, and (iii) Mr. Mocniak, which includes taxable reimbursed relocation expenses of $29,401 in 2004 and $26,747 in 2003.
(2)	Mr. Majoor’s compensation was converted from Euro to U.S. Dollars at an average annual exchange rate of 1.24 U.S. Dollars per Euro in 2004, 1.13 U.S. Dollars per Euro in 2003 and .95 U.S. Dollars per Euro in 2002.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Term
					5% ($)	10% ($)
John S. Stanik	100,000	17.5%	$7.04	02/04/2014	$442,427	$1,121,198
James G. Fisburne	75,000	13.1%	$7.04	02/04/2014	$331,821	$840,898
C.H.S. (Kees) Majoor	75,000	13.1%	$7.04	02/04/2014	$331,821	$840,898
Michael J. Mocniak	50,000	8.7%	$7.04	02/04/2014	$221,214	$560,599
Michael J. Mocniak	20,000	3.5%	$7.05	04/20/2014	$88,674	$224,718
Robert P. O’Brien	75,000	13.1%	$7.04	02/04/2014	$331,821	$840,898

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John S. Stanik	1,000	$4,250	261,000	50,000	$806,000	$108,750
James G. Fishburne	0	0	190,500	37,500	522,383	81,563
C.H.S. (Kees) Majoor	0	0	247,000	37,500	363,567	81,563
Michael J. Mocniak	0	0	75,000	45,000	212,375	97,575
Robert P. O’Brien	0	0	181,500	37,500	495,643	81,563

(1)	Based upon the exercise price of the options and the fair market value of the Common Stock of the Company as of December 31, 2004.

Employment Agreements

The executive officers of the Company have entered into employment agreements with the Company. The agreements provide for a base salary, participation in bonus and other compensation programs as determined by the Company, indemnification against liabilities arising out of their service in certain capacities, and executive risk liability insurance coverage. The agreements generally provide for continued employment of the officers until terminated by the Company with or without cause. No special severance benefits are payable upon an officer’s death, disability, termination for “cause” or, except as otherwise described below with respect to change in control, resignation without “good reason” (as such terms are defined in the agreements). An officer who is terminated without cause or who resigns with good reason is generally entitled to severance compensation equal to twenty-four months’ base salary, in the case of the Chief Executive Officer, and up to eighteen months’ base salary, for all other executive officers (“Severance Period”). Equivalent benefits are provided during the Severance Period until such time as the officer is reemployed and provided equivalent benefits by the next employer. The agreements also contain change in control provisions pursuant to which, if a change in control (as defined in the agreements) occurs, the officer is permitted to terminate employment on a date which is within the period beginning on the first anniversary of such change in control and ending ninety days thereafter. If an officer terminates his or her employment as provided above, if the Company terminates the officer other than as a termination for cause within three years after the change in control, or if the officer terminates his or her employment for good reason (as defined in the agreements) within three years after the change in control, the Company is required to pay a lump sum equal to: (i) three years’ of the officers base salary; plus (ii) three times the officer’s average annual bonus payable with respect to the most recent three full bonus plan years ending on the date of the change in control; and (iii) the matching contributions that would have been credited to the officer under the Company’s 401(k) Plan for the three years following the effective date of termination of the officer’s employment. For such period the officer will receive equivalent benefits as were provided at the time of termination and any then unvested stock benefits held by the employee will vest. The Company will pay an additional amount sufficient on an after-tax basis to cover any excise taxes, interest and penalties imposed on severance payments by Section 4999 of the Internal Revenue Code of 1986 plus a gross-up payment to reimburse the officer for the tax imposed on the additional payment. The agreements also contain confidentiality and non-compete provisions as well as a provision entitling the officer to recover reasonable legal costs and expenses incurred in connection with any legal dispute concerning the agreement unless it is determined that the employee’s legal positions were taken in bad faith.

Performance Graph

Comparison of Five-Year Cumulative Total Return*

Among Calgon Carbon’s Common Stock, S&P 500 Composite Index,

and Peer Group

*	Assumes that the value of the investment in Calgon Carbon Common Stock and each index was $100 on December 31, 1999 and that all dividends were reinvested.

The Company believes that its core business consists of purifying air, water and other products. As such, the Company uses as a comparative peer group benchmark the companies included in the Robert W. Baird & Co. Filtration/Separation Group. The companies included in this group are: BHA Group Holdings Inc. (2000-2003), Clarcor, Inc., Cuno, Inc., Donaldson Co. Inc., Esco Technologies Inc., Flanders Corp., Ionics, Inc., Lydall, Inc., Millipore Corp., Osmonics, Inc. (2000-2002) and Pall Corp.

Pension Benefits

The Company’s Retirement Plan for Salaried Employees is a non-contributory defined benefit pension plan. In addition, the Company has a Supplemental Retirement Plan, which is applicable to certain employees selected by the Board of Directors, designed to supplement retirement benefits under the Retirement Plan for Salaried Employees which have been limited by various Internal Revenue Code provisions. At present no executive officers participate in such Supplemental Retirement Plan. The following table shows the estimated annual pension benefits which would be payable under the above-stated plans in the form of a single life annuity, for various levels of average annual compensation and years of service, based upon retirement at age 65 in the calendar year 2004, before any reduction to take account of benefits payable by the Company’s former owner, Merck & Co., Inc. (by agreement with Merck, benefits payable under Company plans are reduced by the benefit amounts payable to the individual by Merck, which are computed utilizing a 2.5% compensation increase assumption).

Average annual compensation for highest five consecutive years in 10-year period preceding retirement	Annual benefits for years of service (1)
	15 years	20 years	25 years	30 years	35 years
$150,000	$32,925	$43,900	$54,875	$65,850	$76,825
200,000	44,550	59,400	74,250	89,100	103,950
250,000	56,175	74,900	93,625	112,350	131,075
300,000	67,800	90,400	113,000	135,600	158,200
350,000	79,425	105,900	132,375	158,850	185,325
400,000	91,050	121,400	151,750	182,100	212,450
450,000	102,675	136,900	171,125	205,350	239,575
500,000	114,300	152,400	190,500	228,600	266,700

(1)	Under Section 415 of the Internal Revenue Code of 1986, the amount of annual benefits which may be paid under the Retirement Plan for Salaried Employees to any employee may not exceed $165,000 during 2004 and $170,000 during 2005 and under Section 401(a)(17) of the Code the amount of annual compensation of each employee taken into account under such plan for any year may not exceed $205,000 during 2004 and $210,000 during 2005. These limitations have not been reflected in the table.

Other than the reduction with respect to Merck benefits discussed above, the benefits payable under the plans are not subject to any deduction for Social Security or other offset amounts. Covered compensation for purposes of the chart above includes salary and incentive awards which are reported in the “bonus” column of the summary compensation table. As of December 31, 2004, Messrs. Stanik, Fishburne, O’Brien and Mocniak had thirteen, four, thirty-one and two years of service, respectively, under the plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the NYSE. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, we believe that all filing requirements applicable to our officers and directors and ten-percent beneficial owners were complied with during 2004 except that Mr. Mocniak filed a Form 4 late, reporting a single option grant.

APPROVAL OF AMENDMENT AND RESTATEMENT

OF STOCK OPTION PLAN (PROPOSAL 2)

The Company’s Stock Option Plan (the “Stock Option Plan”) was originally adopted by the Company’s Board of Directors on January 10, 1985 and was amended on February 1, 1999 with stockholder approval. On February 4, 2005, the Board of Directors made certain amendments (the “Stock Option Plan Amendments”) to the Stock Option Plan (as so amended, the “Amended Stock Option Plan”) as described below. The affirmative vote of the stockholders of the Company on or prior to February 3, 2006 is required for approval of the Stock Option Plan Amendments.

If the stockholders of the Company do not approve the Stock Option Plan Amendments as proposed in this proxy statement, unless the request for approval of the Amended Stock Option Plan is withdrawn, (i) the Stock Option Plan shall remain in effect without including the Stock Option Plan Amendments, and (ii) as required in connection with the approval of the Stock Option Plan Amendments pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described below, grants of certain performance based awards under the Stock Option Plan may not be able to be made to the chief executive officer or any of the other four highest compensated executive officers of the Company.

The Board of Directors recommends a vote FOR approval of the Stock Option Plan Amendments.

A summary of the Amended Stock Option Plan is provided below, but the summary is qualified in its entirety by the full text of the Amended Stock Option Plan, which is set forth as Exhibit A to this Proxy Statement.

Amendments.    The description of the Amended Stock Option Plan provided below includes the Stock Option Plan as amended by the Stock Option Plan Amendments. In general, the Stock Option Plan Amendments were adopted (a) to extend the expiration date of the Stock Option Plan until January 31, 2015, (b) to increase the number of shares available under the Stock Option Plan by 1,500,000, (c) to modify the share limit which is intended to permit the grant of stock options and stock appreciation rights, along with restricted performance shares, under the Stock Option Plan to qualify for the “performance-based” exception to the limit on executive officer compensation deductibility under Section 162 (m) of the Internal Revenue Code of 1986, as amended and (d) to update and modify the Stock Option Plan.

There have not been any shares added to the Stock Option Plan since 1999. At present, there are only approximately 813,000 shares remaining under the Stock Option Plan and available for grant. The Stock Option Plan Amendments increase the number of shares available by 1,500,000 shares and extend the expiration date of the Stock Option Plan until January 31, 2015.

The last principal amendment to the Stock Option Plan is to modify the necessary provisions to allow grants of stock options and stock appreciation rights, and awards of restricted performance shares, to qualify for an exception to the limits on deductibility under Section 162(m) of the Code. Section 162(m) of the Code disallows federal income tax deductions to a company for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance based. The Amended Stock Option Plan has been structured so that compensation arising from the exercise of non-statutory stock options, from the exercise of stock appreciation rights, from the disqualifying disposition of shares acquired upon the exercise of incentive stock options, from stock appreciation rights granted at the time the related option is granted and from the vesting of certain performance restricted shares, should be performance based within the meaning of Section 162(m) of the Code. Restricted share awards that are not performance-related are not at present eligible for this performance-based exception and, if granted to any of such five officers, may be subject to the limits of Section 162(m) of the Code.

General.    The purposes of the Amended Stock Option Plan are to encourage eligible employees of the Company and its subsidiaries, including officers who are employees, to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a subsidiary, to reward such employees by providing an opportunity to acquire shares of the Company’s Common Stock on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries. The eligible employees are those employees of the Company or any subsidiary who share responsibility for the management, growth or protection of the business of the Company or any subsidiary.

Stock options (with or without stock appreciation rights) may be granted and restricted or restricted performance shares may be awarded to any person conditional upon such person becoming an employee of the Company or one of its subsidiaries, but any such options or rights or restricted or restricted performance shares are deemed granted as of the date such person becomes such an employee and become null and void unless that occurs before a date specified by the Company and not more than six months after the Company grants such options or rights or restricted or restricted performance shares. The Amended Stock Option Plan provides for the grant of “incentive stock options” pursuant to Section 422 of the Code, “nonstatutory stock options”, i.e., stock options which do not qualify under Section 422 or 423 of the Code, or both types of stock options (but not in tandem). Additionally, alternative or non-alternative stock appreciation rights may be granted together with stock options. The Amended Stock Option Plan also provides for the award of restricted or restricted performance shares.

The maximum number of stock appreciation rights, restricted shares and restricted performance shares which may be issued from the additional 1,500,000 shares being added to the Plan is 1,250,000. The maximum number of shares as to which stock options may be granted and as to which shares may be awarded pursuant to restricted performance share awards under the Amended Stock Option Plan to any one employee in any calendar year would be 200,000 shares. Authorized but unissued or reacquired shares may be issued or delivered under the Plan. The Stock Option Plan currently provides that no stock options or stock appreciation rights could be granted subsequent to January 31, 2009. The Amended Stock Option Plan extends such date to January 31, 2015.

In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Amended Stock Option Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option are exercised and the related stock option is surrendered, the aggregate number of shares which may be issued or delivered under the Amended Stock Option Plan is reduced by the number of shares issued or delivered in payment of such alternative stock appreciation rights. If any shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted or restricted performance shares awarded under the Amended Stock Option Plan, the number of shares so forfeited are again available for purposes of the Amended Stock Option Plan. The Amended Stock Option Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock which may be offered under the Amended Stock Option Plan.

Administration.    The Amended Stock Option Plan is administered by the Compensation Committee of the Board of Directors (see “Board of Directors and Committees of the Board,” above). None of the members of the Compensation Committee is eligible to participate in the Amended Stock Option Plan. Members of the Compensation Committee are selected by the Board and may be removed by the Board at any time.

Subject to the provisions of the Amended Stock Option Plan, the Compensation Committee has full and final authority, in its discretion, to grant the incentive stock options or nonstatutory stock options (with or without stock appreciation rights) under the Amended Stock Option Plan, to award restricted or restricted performance shares and to determine the employees to whom each grant or award is made and the number of shares covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant or award, the Compensation Committee considers the position and responsibilities of the employee being considered, the nature and value to the Company or a subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a subsidiary and such other factors as the Compensation Committee may deem relevant.

The Compensation Committee also has the power to interpret the Amended Stock Option Plan and to prescribe such rules, regulations and procedures in connection with the operations of the Amended Stock Option Plan as it deems necessary and advisable in its administration of the Amended Stock Option Plan.

Terms of Stock Options.    The option price for each stock option granted under the Amended Stock Option Plan is determined by the Compensation Committee, in its discretion, but may not be less than 100%, of the fair market value of the shares of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an individual who, immediately prior to such grant, owns actually or constructively, pursuant to the rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (a “10% Employee”), the option price may be not less than 110% of fair market value on the date of grant. Fair market value for all purposes under the Amended Stock Option Plan is the mean between the publicly reported highest and lowest sales prices per share of Common Stock of the Company, currently measured as quoted in the New York Stock Exchange Composite transactions listing in The Wall Street Journal, on the date as of which fair market value is determined. As of March 3, 2005, the fair market value of a share of Common Stock of the Company, as so computed, was $8.49.

No incentive stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of a 10% Employee), and no nonstatutory stock option may be exercised after the expiration of ten years from the date of grant. An exercisable stock option may be exercised in whole or in part. Otherwise, stock options granted under the Amended Stock Option Plan may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Compensation Committee.

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may, if authorized by the Compensation Committee at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option, pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, or, if so provided in the stock option agreement, the optionee may pay that portion of the option price which exceeds the aggregate par value of the shares being purchased in whole or in part with secured or unsecured promissory notes of the optionee maturing in less than one year. The option price is payable at such time or times as the Compensation Committee, in its discretion, determines. Payment of the option price with shares does not increase the aggregate number of shares of Common Stock which may be issued or delivered under the Amended Stock Option Plan.

If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program, but the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Company has received full payment in cash for the option price from the broker or other agent.

The aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock under all plans of the Company or a subsidiary employing the optionee are exercisable for the first time by an employee during any calendar year may not exceed $100,000. If the date on which any incentive stock options may first be exercised would be accelerated pursuant to any provision of the Amended Stock Option Plan or any stock option agreement, or amendment thereto, and the acceleration of such exercise date would result in a violation of this $100,000 restriction, then, notwithstanding any such provision, the exercise date of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of the $100,000 restriction, and in such event the exercise date of the incentive stock options with the lowest option price would be accelerated first.

Notwithstanding any provision of the Amended Stock Option Plan or any stock option agreement or an amendment thereto, any optionee who has made a hardship withdrawal from the Company’s Thrift/Savings Plan is prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Amended Stock Option Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation § 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

Unless the Compensation Committee determines otherwise in a stock option agreement, or amendment thereto, the following provisions of this paragraph apply in the event of any termination of employment, except that the preceding paragraph applies in any event if the exercise date of any incentive stock option would be accelerated. If the employment of an optionee who is not a Disabled Optionee (as defined in the Amended Stock Option Plan) is voluntarily terminated with the consent of the Company or a subsidiary and the Company consents to such exercise, or if an optionee retires under any retirement plan of the Company or a subsidiary, any then outstanding incentive stock option held by the optionee is exercisable (but only to the extent the incentive stock option was exercisable on the date of termination of employment) at any time prior to the expiration of the incentive stock option or within three months after the date of termination of employment, whichever is the shorter period. If the employment of an optionee who holds a nonstatutory stock option is voluntarily terminated with the consent of the Company or a subsidiary and the Company consents to such exercise, or if such optionee retires under any retirement plan of the Company or a subsidiary, any then outstanding nonstatutory stock option held by the optionee is exercisable (but only to the extent the nonstatutory stock option was exercisable on the date of termination of employment) at any time prior to the expiration of the nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period. If the employment of an optionee is voluntarily terminated with such consent and such termination occurs because the optionee is a Disabled Optionee, any then outstanding incentive stock option held by the optionee is exercisable (but only to the extent the incentive stock option was exercisable on the date of termination of employment) at any time prior to the expiration of the incentive stock option or within one year after the date of termination of employment, whichever is the shorter period. In the event of the death of an optionee either during employment or after termination of employment during period when a stock option is exercisable as provided in the three preceding sentences, any outstanding stock option held by the optionee at the time of death is exercisable in whole or in part (whether or not so exercisable on the date of the death of the optionee) by the person or persons entitled to do so under the Will of the optionee or, if the optionee fails to make testamentary disposition of the stock option or dies intestate, by the legal representative of the optionee, in either case at any time prior to the expiration of the stock option or within one year after the date of death, whichever is the shorter period. If the employment of an optionee terminates for any other reason, the rights of the optionee under any then outstanding stock option and stock appreciation rights shall terminate at the time of such termination of employment.

The antidilution provisions contained in the Amended Stock Option Plan also provide in certain events for proportionate adjustments in the number of shares covered by outstanding stock options and in the option price of outstanding stock options.

No stock option or stock appreciation right granted under the Amended Stock Option Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option or stock appreciation right may be exercised during an optionee’s lifetime only by the optionee.

Each grant of a stock option or stock appreciation right must be confirmed by a stock option agreement, or amendment to an existing agreement, between the Company and the optionee which sets forth the terms of the stock option or stock appreciation right.

Stock Appreciation Rights.    Stock appreciation rights granted together with a nonstatutory stock option may be granted either at the time the nonstatutory stock option is granted or at any time thereafter during the term of such stock option. Stock appreciation rights granted together with an incentive stock option may only be granted at the time such incentive stock option is granted.

If non-alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights entitle the person or persons who are entitled to exercise the related stock option, upon exercise of the related stock option, or any portion thereof, to receive from the Company (in addition to the shares to be received upon exercise of the related stock option) that number of shares of Common Stock having an aggregate fair market value on the date of exercise of the related stock option equal to the excess of the fair market value of one share of Common Stock over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is exercised. No fractional shares are issued or delivered nor will cash be paid in lieu of any fractional shares. The Compensation Committee has authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to non-alternative stock appreciation rights (other than those granted together with incentive stock options) will be paid in cash, to the extent the same would not be deemed to be a deferral of compensation.

If alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights entitle the person or persons who are entitled to exercise the related stock option to surrender unexercised the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value, on the date of exercise of the alternative stock appreciate rights, equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights granted together with an incentive stock option are not exercisable, however, unless the fair market value per share of the Common Stock on the date of exercise exceeds the option price per share payable pursuant to such incentive stock option. No fractional shares are issued or delivered nor will cash be paid in lieu of any fractional shares. The Compensation Committee has authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to alternative stock appreciation rights will be paid in cash, to the extent the same would not be deemed to be a deferral of compensation.

Restricted and Restricted Performance Shares.    Restricted and restricted performance share awards are subject to such restrictions (including restrictions on the right of the awardee to sell, assign, transfer or encumber the shares awarded while such shares are subject to restrictions) as the Committee may impose thereon and are subject to forfeiture to the extent events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the time the restrictions lapse.

Each restricted or restricted performance share award must be confirmed by an agreement between the Company and the awardee, which sets forth the number of restricted or restricted performance shares awarded, the restrictions imposed thereon, the duration of such restrictions, the performance criteria, if any, the events the occurrence of which would cause a forfeiture of the restricted or restricted performance shares and such other terms and conditions as the Committee in its discretion deems appropriate.

Following a restricted or restricted performance share award and prior to the lapse of the applicable restrictions, share certificates representing the restricted or restricted performance shares are held by the Company in escrow. Except in certain circumstances, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse of the applicable restrictions (and not before such time), the share certificates representing the restricted or restricted performance shares and unpaid dividends, if any, are delivered to the awardee. From the date a restricted share or restricted performance share award is effective, however, the awardee is a shareholder with respect to all the shares represented by the share certificates for the restricted or restricted performance shares and has all the rights of a shareholder with respect to the restricted or restricted performance shares, including the right to vote the restricted or restricted performance shares, subject only to the preceding provisions of this paragraph and the restrictions imposed by the Committee.

With respect to restricted performance shares, the Committee, in its discretion, may award the restricted performance shares, which shall be earned by an awardee based on the level of performance over a specified time by the Company, a subsidiary or subsidiaries, any branch, department or other portion thereof, or by an awardee individually, as determined by the Committee. The performance targets to be met by awardees may be expressed in terms of Common Stock fair market value, revenues, net profit and/or earnings per share, percentage of profitability which are return on assets or return on equity, asset growth or maintenance, ratio of capital to assets or such other similar level or levels of accomplishment by the Company, a subsidiary or subsidiaries, any branch, department or other portion thereof, or by an awardee individually, as may be established or revised from time to time by the Committee.

The Committee will in connection with the grant of restricted performance shares set forth a performance period, a performance target, and/or a minimum target as described in the Amended Stock Option Plan. A performance target and/or minimum target will be established by the Committee not later than 90 days after the commencement of the performance period to which it relates (or not later than after 25% of the performance period has expired, if less), provided that any such target will always be established when the outcome is substantially uncertain.

An awardee will earn the restricted performance shares in full by meeting the performance target for the performance period, in addition to meeting any time vesting requirements determined by the Committee. If the minimum target is not met, no performance shares will be earned by the awardee. If the minimum target is attained but the performance target is not attained, the portion of the restricted performance shares earned by the awardee shall be such portion as is established by the Committee at the time of grant.

Shares which do not vest due to failure to meet performance targets will be forfeited. It is intended that the compensation received by awardees of restricted performance shares will qualify as performance-based compensation under Section 162(m) of the Code.

Amended Stock Option Plan Benefits.    The following table sets forth the number of options granted to the following persons or groups under the Amended Stock Option Plan during 2004. A portion of the options which have been granted may not have yet vested pursuant to the terms of the stock option agreements with respect to such options.

Amended Stock Option Plan Benefits

Name and Position	Number of Stock Options
John S. Stanik, President and Chief Executive Officer	100,000
James G. Fishburne, Senior Vice President	75,000
C.H.S. Majoor, Senior Vice President	75,000
Michael J. Mocniak, Senior Vice President, General Counsel and Secretary	70,000
Robert P. O’Brien, Senior Vice President	75,000
Current executive officers, as a group	565,000
Employees, not including current executive officers, as a group	8,000

Miscellaneous.    The Board of Directors may alter or amend the Amended Stock Option Plan at any time except that, without approval of the stockholders of the Company, no alteration or amendment may (i) increase the total number of shares which may be issued or delivered under the Amended Stock Option Plan, (ii) make any changes in the class of employees eligible to be granted incentive stock options under the Amended Stock Option Plan, (iii) change the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded to any employee under the Amended Stock Option Plan, (iv) extend the periods set forth in the Amended Stock Option Plan during which stock options or stock appreciation rights may be granted or restricted or restricted performance shares awarded beyond January 31, 2015 or (v) be made if stockholder approval of the amendment is at the time required for stock options or restricted or restricted performance shares under the Amended Stock Option Plan to qualify for the exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Common Stock may then be listed. In addition, no termination or amendment of the Amended Stock Option Plan may, without the written consent of the holder of a stock option or stock appreciation right theretofore granted under the Amended Stock Option Plan, adversely affect the rights of such holder with respect thereto.

The Board of Directors may also terminate the Amended Stock Option Plan at any time, but termination of the Amended Stock Option Plan would not terminate any outstanding stock options or stock appreciation rights granted or cause the forfeiture of any restricted or restricted performance shares awarded under the Amended Stock Option Plan.

If an employee who has been granted stock options or stock appreciation rights or awarded restricted or restricted performance shares under the Amended Stock Option Plan engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Company or any of its subsidiaries, the Compensation Committee may in its discretion immediately terminate all stock options and stock appreciation rights or cause the forfeiture of restricted or restricted performance shares held by such person.

Neither the adoption of the Amended Stock Option Plan nor any action of the Board of Directors or the Compensation Committee shall be deemed to give any employee any right to be granted a stock option or stock appreciation rights or awarded restricted or restricted performance shares under the Amended Stock Option Plan and nothing in the Amended Stock Option Plan or in any stock option or stock appreciation rights granted or restricted or restricted performance share awarded under the Amended Stock Option Plan or in any stock option or restricted or restricted performance share agreement confers any right upon any employee to continue in the employ of the Company or any subsidiary or interfere in any way with the rights of the Company or any subsidiary to terminate the employment of any employee at any time.

The Amended Stock Option Plan contains no provision prohibiting the grant of stock options by the Compensation Committee upon the condition that outstanding stock options granted at a higher option price be surrendered for cancellation.

Certain outstanding stock options granted under the Amended Stock Option Plan may from time to time have option prices in excess of the market price per share of the Company’s Common Stock. It is possible, therefore, that the Compensation Committee may grant stock options under the Amended Stock Option Plan exercisable at the fair market value of shares of Common Stock on the date of grant upon the condition that outstanding stock options with a higher option price granted under the Amended Stock Option Plan be surrendered for cancellation.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options and the making of restricted and restricted performance share awards under present law.

Incentive Stock Options.    An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option, however, generally does result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of is treated as a long-term capital gain, and any loss is treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) is treated as compensation received by the optionee in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which is long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer is considered a “disqualifying disposition” of the shares transferred, but under regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

Neither the Company nor any of its subsidiaries is entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” If an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally is entitled to a deduction in the same amount for compensation paid, subject to the “Limits on Deductions/Other Tax Matters” below.

Nonstatutory Stock Options.    An optionee generally does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is treated as compensation income received by the optionee on the date of exercise of the stock option.

The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation received by the optionee upon exercise of a nonstatutory stock option, subject to the “Limits on Deductions/Other Tax Matters” below.

Stock Appreciation Rights.    An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of alternative or non-alternative stock appreciation rights. The value of any common stock received in payment of stock appreciation rights will be treated as compensation received by the optionee in the year for which the optionee receives the Common Stock.

In each instance that an amount is treated as compensation received by the optionee, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Shares and Restricted Performance Shares.    An awardee does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the awardee and is taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income to the awardee, subject to the “Limits on Deductions/Other Tax Matters” below.

Limits on Deductions/Other Tax Matters.    The exercise by an optionee of a stock option or the lapse of restrictions on restricted shares or restricted performance shares following the occurrence of a change in control event, as may be contained in an employment agreement with an optionee, in certain circumstances may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee or the awardee on all or a portion of the Common Stock or cash resulting from the exercise or the restricted shares or restricted performance shares on which the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Section 162(m) of the Code disallows a compensation deduction for compensation paid to the Chief Executive Officer and any of the other four highest compensated officers in excess of $1 million each in any taxable year, except that compensation that is performance-based may be excluded from this deduction limitation. (The $1 million deduction limit is reduced by the amount of any compensation deduction disallowed under the immediately preceding paragraph.) With respect to awards granted after the Amendments, the Amended Plan has been structured so that compensation arising from the exercise of nonstatutory stock options, the disqualifying disposition of shares acquired upon exercise of incentive stock options, stock appreciation rights granted at the time the related option is granted or the vesting of restricted performance shares based on the performance goals or measures set forth in the Plan should be performance-based within the meaning of Section 162(m) of the Code. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations thereunder, no assurance can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

APPROVAL OF AMENDMENT AND RESTATEMENT OF

1993 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN (PROPOSAL 3)

The 1993 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) was originally adopted by the Board of Directors on February 11, 1993, with stockholder approval. On February 4, 2005, the Board of Directors made certain amendments (the “Directors’ Plan Amendments”) to the Directors’ Plan (as so amended, the “Amended Directors’ Plan”) as described below. The affirmative vote of the stockholders of the Company on or prior to February 3, 2006 is required for approval of the Directors’ Plan Amendments.

The Board of Directors recommends a vote FOR approval of the Directors’ Plan Amendments.

A summary of the Amended Directors’ Plan is provided below, but the summary is qualified in its entirety by the full text of the Amended Directors’ Plan, which is set forth as Exhibit B to this Proxy Statement.

Amendments.    The description of the Amended Directors’ Plan provided below includes the Directors’ Plan as amended by the Directors’ Plan Amendments. In general, the amendments were adopted to (a) extend the expiration date of the Directors’ Plan until January 31, 2015, (b) to increase the number of shares available under the Directors’ Plan by 500,000, and (c) to update and modify the Directors’ Plan.

Although the Plan has been amended, there have not been any shares added to the Directors’ Plan since its initial approval in 1993. At present there are only approximately 43,800 shares remaining under the Directors’ Plan available for grant. The Directors’ Plan Amendments increase the number of shares available by 500,000 shares and extend the expiration date of the Directors’ Plan until January 31, 2015.

General.    The purposes of the Amended Directors’ Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

Authorized but unissued or reacquired shares may be issued or delivered under the Plan. No stock options may be granted subsequent to January 31, 2015.

In the event that any outstanding stock option is cancelled by mutual consent, is forfeited or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Amended Directors’ Plan. The Amended Directors’ Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock which may be offered under the Amended Directors’ Plan.

Administration.    The Amended Directors’ Plan will be administered by the Governance Committee of the Board of Directors.

The Committee has the power to interpret the Amended Directors’ Plan and to prescribe such rules, regulations and procedures in connection with the operations of the Amended Directors’ Plan as it deems necessary and advisable in its administration of the Amended Directors’ Plan. All questions of interpretation and application of the Amended Directors’ Plan, or as to stock options granted under the Amended Directors’ Plan, will be subject to the determination of the Committee, which will be final and binding.

Notwithstanding the discretion to administer the Amended Directors’ Plan granted to the Committee, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the vesting and forfeiture of any stock option, the periods during which any stock option may be exercised and the term of any stock option will be as set forth in the Amended Directors’ Plan, and the Committee will have no discretion as to such matters.

Stock Options.    On the first business day following each regular annual meeting of stockholders of the Company, each person who is a member of the Board of Directors of the Company on that date and who is not an employee of the Company or any of its subsidiaries on that date (a “non-employee Director”) will be granted a “nonstatutory stock option” (i.e., a stock option which does not qualify under Section 422 and 423 of the Code) to purchase the number of shares of Common Stock to which such non-employee Director is entitled as calculated by the formula set forth in the next succeeding sentence. The number of option shares to which each non-employee Director is entitled on each date of grant (the “Calculated Number”) will be equal to a number of options for shares of Common Stock of the Company having a then current option value of $25,000, calculated using the Black-Scholes formula for option value (or such successor formula as may exist from time to time), with such calculation being accomplished by or on behalf of the Company on April 1 (or the next business day thereafter if April 1 is not a business day) of each year for the next succeeding option grant. If the number of shares then remaining available for the grant of stock options under the Amended Directors’ Plan is not sufficient for each non-employee Director to be granted an option for the number of shares to which such non-employee Director is entitled, then each non-employee Director will be granted an option for a number of whole shares equal to the number of shares then remaining times a percentage obtained by dividing the number of option shares to which such non-employee Director is entitled by the total number of option shares to be granted to all non-employee Directors at such time, disregarding any fractions of a share.

If with respect to the last full fiscal year of the Company prior to the date of any such award of options described above, a member of the Board receives compensation for retainer fees and regularly scheduled Board and Committee meetings of (a) greater than $43,000, if such Board member is on the Audit Committee during such year, or (b) greater than $38,000, if such Board member is not on the Audit Committee during such year (the “Excess Compensation”), then such $25,000 value shall be reduced by an amount equal to the Excess Compensation less $7,000, with such result to not be less than zero.

On the day that each person who was not prior thereto a member of the Board and who is not then an employee of the Company or any of its subsidiaries is elected to the Board, other than such person being elected at an Annual Meeting of the Company (the “Join Date”), such person will automatically and without further action by the Board be granted a nonstatutory stock option to purchase a pro rata share of the last Calculated Number of shares of Common Stock based upon the number of months from the Join Date until the anniversary of the last Annual Meeting, rounded to the nearest 1,000 shares. As an example of the foregoing, for an Annual Meeting anniversary date in April, with a new Director elected in July, such Director would be entitled to 75% of the Calculated Amount (July is nine months before April), and 9 ÷ 12 = 75%.

The option price for each stock option will be the fair market value of the Common Stock on the date of the grant of stock options pursuant to the Amended Directors’ Plan. Fair market value, for this purpose, will generally be the mean between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined.

Stock options will vest and be exercisable on the date six months following the date of grant, except in the case of death or as described below. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option, to the extent exercisable at any time, may be exercised in whole or in part. Otherwise, stock options may be subject to such restrictions as are determined in its discretion by the Committee.

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program, but the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash for the option price from the broker or other agent.

If the optionee’s service as a Director terminates for any reason other than death, resignation or removal for cause, for example, if the Director is not reelected, any unexpired option which is then vested and exercisable will remain exercisable for a period of one year following the date of termination. If a Director dies while in office, the option will be vested and exercisable for one year following the date of death whether or not the option was vested and exercisable at such date. If a Director dies after ceasing to be a Director, any unexpired option which is then vested and exercisable will be exercisable for one year after the date of death. If a Director resigns or is removed from office for cause, any unexpired option which is then vested and exercisable must be exercised within 90 days of such date of resignation or removal.

The antidilution provisions contained in the Amended Directors’ Plan also provide in certain events for proportionate adjustments in the number of shares granted annually to each Director, the number of shares covered by outstanding stock options and the option price of outstanding stock options.

No stock option granted under the Amended Directors’ Plan will be transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

Each grant of a stock option must be confirmed by a stock option agreement between the Company and the optionee which sets forth the terms of the stock option.

Amended Directors’ Plan Benefits.    The following table sets forth the number of options granted to the following persons or groups under the Amended Directors’ Plan during 2004. No grants are made to executive officers or employees under the Plan.

Amended Directors’ Plan Benefits

Name and Position	Number of Stock Options
Robert W. Cruickshank, Director	7,911
Thomas A. McConomy, Director	7,911
Julie S. Roberts, Director	7,911
Seth E. Schofield, Director	7,911
John P. Surma, Director	7,911
Harry H. Weil, Director	7,911
Robert L. Yohe, Director	7,911
Directors who are not executive officers, as a group	55,377

Miscellaneous.    The Board of Directors may alter or amend the Directors’ Plan at any time except that no alteration or amendment may (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Amended Directors’ Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Common Stock may then be listed, (ii) amend more than once every six months the provisions of the Amended Directors’ Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Amended Directors’ Plan in any manner that would cause stock options under the Amended Directors’ Plan not to qualify for the exemption provided by Rule 16b-3. In addition, no alteration or amendment of the Amended Directors’ Plan may, without the written consent of the holder of a stock option theretofore granted under the Amended Directors’ Plan, adversely affect the rights of such holder with respect thereto.

The Board of Directors may also terminate the Amended Directors’ Plan at any time, but termination of the Amended Directors’ Plan would not terminate any outstanding stock options granted under the Amended Directors’ Plan.

Notwithstanding the preceding paragraph, the Board has the power to amend the Amended Directors’ Plan in any manner deemed necessary or advisable for stock options granted under the Amended Directors’ Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Amended Directors’ Plan.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of nonstatutory stock options under present law.

A Director does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

A Director or former Director recognizes compensation income on the date of the exercise of a nonstatutory stock option in the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price. If the option price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by the Director or former Director on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the Director or former Director on the date of exercise of the stock option.

The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by a Director or former Director.

Equity Compensation Plan Information

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	2,942,427	$6.60	856,313
Equity compensation plans not approved by security holders	—	—	58,950	(1)

Total	2,942,427	$6.60	915,263

(1)	On December 31, 2004 there were 58,950 shares available for issuance under the Company’s 1997 Directors’ Fee Plan. The Plan provides non-employee directors of the Company with payment alternatives for retainer fees by being able to elect to receive Common Stock of the Company instead of cash for such fees. Under the plan, directors have the alternative to elect their retainer fees in a current payment of shares of Common Stock of the Company, or to defer payment of such fees into a Common Stock account. Shares which are deferred are credited to a deferred stock compensation account maintained by the Company. On each date when director fees are otherwise payable to a director who has made a stock deferral election, his or her stock deferral account will be credited with a number of shares equal to the cash amount of the director’s fees payable divided by the fair market value of one share of the Common Stock on the date on which the fees are payable. Dividends or other distributions payable on Common Stock are similarly credited to the deferred stock account of a director on the date when such dividends or distributions are payable. The deferred stock compensation accounts are payable to the directors in accordance with their stock deferral elections and are typically paid either in a lump sum or in annual installments after the retirement or other termination of service of the director from the Company’s Board of Directors.

INDEPENDENT AUDITORS

Report of the Audit Committee

The charter of the Audit Committee was adopted by the Board of Directors effective February 6, 2003 and is reviewed annually by the Committee. The Committee’s mission is to be the principal means by which the Board of Directors oversees management’s preparation and public disclosure of financial information about the Company. The objective is to make available to the public financial statements and other financial information that is of high quality, accurate, complete, timely, fairly presented, and complying with all applicable laws and accounting standards.

In overseeing the audit process for the year 2004, the Audit Committee obtained from Deloitte & Touche LLP, the Company’s independent auditors, their letter required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” describing all relationships between the auditors and the Company that might, in their opinion, bear on their independence. In that letter Deloitte & Touche LLP stated that in their judgment they are, in fact, independent. The Committee discussed with the auditors the contents of that letter and concurred in the judgment of independence.

The Committee reviewed with the auditors their audit plan, audit scope and identification of audit risks. Subsequently, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2004, first with both management and the independent auditors, and then with the auditors alone. This discussion covered the quality, not just the acceptability, of the Company’s financial reporting practices and the completeness and clarity of the related financial disclosures. The Committee also received and discussed, with and without management present, all communications from Deloitte & Touche LLP required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communications with Audit Committees.”

The Audit Committee then recommended to the Board of Directors that the audited financial statements be approved by the Board, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission, and be included in the Company’s annual report to stockholders for the year 2004.

In periodic meetings with the Company’s financial management and the independent auditors, the Audit Committee discussed and approved quarterly interim financial information prior to its release to the public. The Committee also performed the other functions required of it by its charter.

Management is responsible for the Company’s financial reporting process including its systems of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to plan or conduct audits or manage the system of internal controls of the Company. Therefore, we have relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinions of the independent auditors included in their report on the Company’s financial statements.

ROBERT W. CRUICKSHANK, CHAIRMAN

JULIE S. ROBERTS

HARRY H. WEIL

Ratification of Appointment of Independent Auditors (Proposal 4)

The Audit Committee has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for 2005. Deloitte & Touche LLP audited the financial statements of the Company and its subsidiaries in 2004.

The Board of Directors recommends a vote for the ratification of the appointment of Deloitte & Touche LLP and unless otherwise directed therein, the proxies solicited by the Board will be voted “FOR” the ratification of the appointment of Deloitte & Touche LLP. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider such vote in its decision to appoint independent auditors for 2006.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

Certain Fees

Audit Fees

The following is a summary of fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively “Deloitte”) for professional services rendered for the fiscal year ended December 31, 2003 and December 31, 2004.

	Fiscal Year Ended December 31, 2004	Fiscal Year Ended December 31, 2003
Audit Fees	$1,101,596	$537,305
Audit-Related Fees	40,647	57,533
Tax Fees	382,078	257,870
Other Fees	0	0

Total	$1,524,321	$852,708

Audit Fees

Consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Consist of fees billed for professional consultation services with respect to the Sarbanes-Oxley Act, pension audits, and due diligence relating to certain transactions.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and foreign country tax compliance, preparation of returns, and acquisitions and dispositions tax planning.

Other Fees

Deloitte did not perform any services for the Company during fiscal years ended December 31, 2004 or December 31, 2003 other than the services described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Policy for Approval of Audit and Non-Audit Fees

In accordance with the Sarbanes-Oxley Act, the Audit Committee pre-approved all audit and non-audit related consulting services provided by the Company’s external audit firm. During 2004 the Audit Committee pre-approved the types of non-audit services which Deloitte was to perform during the balance of the year and the anticipated range of fees for each of these categories. In order to deal with the pre-approval process in the most efficient manner, the Audit Committee will employ pre-approval policies in 2005 that comply with applicable Securities and Exchange Commission regulations. The Chairman of the Audit Committee has the authority to approve work on behalf of the entire committee. A Summary of all non-audit related spending is provided to the Audit Committee on a quarterly basis.

The Audit Committee believes that the provision of the above services by Deloitte is compatible with maintaining Deloitte’s independence.

CORPORATE GOVERNANCE

Access to Directors

The stockholders of the Company may communicate in writing to the Board of Directors by sending such communication to the Board or a particular Director in care of Michael J. Mocniak, Corporate Secretary, at the Company’s principal office. At present, such communications will be directly forwarded to the Board or such particular Director, as applicable. The presiding independent Director for executive sessions of non-management Directors is Ms. Roberts. The stockholders of the Company may communicate in writing with Ms. Roberts in the manner described above.

Determination of Independence

The Board has determined that all of the directors except Mr. Stanik are independent, after reviewing the facts applicable to each such director and acknowledging the independence standards contained in the New York Stock Exchange listing requirement (the “NYSE Standards”). In making this determination, the Board evaluated the following relationships and found that those relationships were not material because they would not interfere with the individual’s exercise of independent judgment.

Mr. Thomas McConomy is the owner of approximately 10.6% of the outstanding Common Stock of the Company. In accordance with the commentary to the Rule 303A.02(a) of the NYSE Standards, the ownership of even a significant amount of stock is not a bar to an independence finding. The Board concurs with this conclusion in the case of Mr. McConomy. Further, Mr. McConomy’s brother James H. McConomy is a partner of a law firm that is paid fees by the Company for services. The fees paid do not exceed the threshold at which Mr. Thomas McConomy can no longer be considered independent, as described in NYSE Rule 303A.02(b)(v).

Attendance of Meetings by Directors

The Corporate Governance Guidelines of the Company state that all directors are expected to attend each Annual Meeting of Stockholders, as well as Board and applicable committee meetings, except in unavoidable circumstances. All directors except Mr. Schofield attended the 2004 Annual Meeting of Shareholders.

Committee Charters and Corporate Governance Guidelines

A current copy of the charters of the committees of the Board of Directors and the Corporate Governance Guidelines are available to stockholders at the Company’s website www.calgoncarbon.com.

VOTE REQUIRED

The two nominees for election as Directors in the Class of 2008 at the Annual Meeting who receive the greatest number of votes cast for the election of Directors of their class at that meeting by the holders of the Company’s Common Stock, present in person or represented by proxy at the meeting and entitled to vote at that meeting, a quorum being present, shall become Directors at the conclusion of the tabulation of votes.

The proposal to amend and restate the Company’s Stock Option Plan, the proposal to amend and restate the Company’s 1993 Non-Employee Directors’ Stock Option Plan and the proposal to ratify the independent auditors will each be adopted if a majority of the shares present in person or by proxy vote for the proposal. Since the total shares voted “for,” “against,” or “abstain” are counted to determine the minimum votes required for approval, if a stockholder abstains from voting, it has the same legal effect as voting against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are counted for purposes of determining a quorum but are not counted as a vote or used to determine the favorable votes required to approve the proposal.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.

STOCKHOLDER PROPOSALS

If any stockholder wishes to present a proposal to be acted upon at the 2006 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company by November 16, 2005 to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting. The 2006 Annual Meeting is tentatively scheduled for April 18, 2006.

Section 1.08 of the by-laws of the Company requires that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing the information specified in such Section 1.08, so that it is received by the Company not later than the notice deadline determined under such Section 1.08. This notice deadline will generally be 60 days prior to the anniversary of the date of the Company’s Proxy Statement for the Annual Meeting for the previous year, or January 18, 2006 for the Company’s Annual Meeting in 2006. Any shareholder proposal received by the Secretary of the Company after January 18, 2006 will be considered untimely under Rule 14a-4(c)(1) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Michael J. Mocniak

         Secretary

March 17, 2005

Exhibit A

CALGON CARBON CORPORATION

STOCK OPTION PLAN

(As amended and restated through February 4, 2005)

The purposes of the Stock Option Plan (the “Plan”) are to encourage eligible employees of Calgon Carbon Corporation (the “Company”) and any other corporation in the Chain, as defined below, including officers who are employees, to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such individuals to remain with the Company or a Subsidiary, to reward such individuals by providing the opportunity to acquire Common Stock of the Company (“Common Stock”) on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. The “Chain” shall mean all corporations in an unbroken chain of corporations including the Company, in which each of the corporations other than the last corporation in the chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. “Subsidiary” shall mean any corporation in the Chain directly or indirectly controlled by the Company.

SECTION 1

Administration

The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) “Non-Employee Directors” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor Rule and (ii) an “outside director” under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

The Committee shall keep records of action taken at its meetings, a majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

SECTION 2

Eligibility

Those employees (“Key Employees”) of the Company or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who are important to the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) and to receive restricted or restricted performance share awards as described herein.

Stock options (with or without stock appreciation rights) may be granted and restricted or restricted performance shares may be awarded to any person conditional upon such person’s becoming a Key Employee of the Company or any Subsidiary, but any such options or rights or restricted or restricted performance shares shall be deemed granted or awarded as of the date such person becomes such a Key Employee and shall be null and void unless that occurs before a date specified by the Committee and not more than six months after the Committee acts to grant such options or rights or award such restricted or restricted performance shares.

Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) and to award restricted or restricted performance shares as described herein and to determine the individuals to whom any such grant or award shall be made and the number of shares to be covered by each stock option. In determining the eligibility of any individual, as well as in determining the number of shares covered by each grant of a stock option or award of restricted or restricted performance shares, the Committee shall consider the position and the responsibilities of the individual being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Committee may deem relevant.

SECTION 3

Shares Available under the Plan

Effective April 1999, the aggregate number of shares of Common Stock available under the Plan, as adjusted to reflect stock splits and distributions by the Company, was 6,838,640 shares. Immediately prior to the date of the amendment and restatement of the Plan, after adjustment to reflect the past transfer of 100,000 shares to the 1993 Directors’ Stock Option Plan, the remaining aggregate number of shares of Common Stock which may be issued or delivered under the Plan upon exercise of stock options is 3,320,240 shares (consisting of 2,528,150 shares reserved for outstanding stock options and 792,090 shares available for stock options which have not yet been granted or for awards of restricted or restricted performance shares), subject to adjustment and substitution as set forth in Section 6. As of the date of the amendment and restatement, an additional 1,500,000 shares are available under the Plan, subject to adjustment and substitution as set forth in Section 6. All shares under the Plan are available to grant incentive stock options.

In addition, if non-alternative stock appreciation rights are granted together with any stock option with the effect provided in Section 5(D)(1), up to one additional share of Common Stock may be issued or delivered under the Plan in payment of such stock appreciation rights for each share issued or delivered upon the exercise of such stock option. If alternative stock appreciation rights are granted together with any stock option with the effect provided in Section 5(D)(2), upon the exercise of any such alternative stock appreciation rights in lieu of the related stock option, the number of shares which may be issued or delivered under the Plan upon the exercise of stock options shall be reduced by the number of shares, if any, issued or delivered in payment of such alternative stock appreciation rights. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined by the Board.

Except as provided in the preceding paragraph, if any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for the purposes of the Plan. If shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted or restricted performance shares awarded under the Plan, the shares so forfeited shall again be available for purposes of the Plan.

SECTION 4

Grant of Stock Options and Stock Appreciation Rights

and Awards of Restricted or Restricted Performance Shares

The Committee shall have authority, in its discretion, (a) to grant “incentive stock options” pursuant to Section 422 of the Code to grant “nonstatutory stock options” (stock options which do not qualify under Section 422 or Section 423 of the Code) or to grant both types of stock options (but not in tandem), (b) to award restricted shares and (c) to award restricted performance shares, all as provided herein. The Committee shall also have authority, in its discretion, to grant alternative or non-alternative stock appreciation rights together with stock options with the effect provided in Section 5(D).

Stock appreciation rights granted together with a nonstatutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. Stock appreciation rights granted together with an incentive stock option may only be granted at the time such incentive stock option is granted.

The maximum number of stock appreciation rights, restricted shares and restricted performance shares which may be issued from the additional 1,500,000 shares added to the Plan on February 4, 2005 shall be 1,250,000, subject to adjustment and substitution as set forth in Section 6. The maximum number of shares as to which stock options (with or without stock appreciation rights) may be granted and as to which restricted performance shares may be awarded under the Plan to any one employee in any one calendar year is 200,000 shares, subject to adjustment and substitution as set forth in Section 6. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 6 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or restricted or restricted performance share awards previously granted under the Plan to such employee.

Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(G), but subject to the last two sentences of this paragraph, the aggregate fair market value, determined as provided in Section 5(H) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under all plans of the Company employing such grantee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. Any purported grants of incentive stock options in excess of such $100,000 shall be deemed to be grants of nonstatutory stock options. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the second preceding sentence, then, notwithstanding any such violation, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall nevertheless be accelerated with the exercise dates of the incentive stock options with the lowest option prices being accelerated to the earliest such dates and with any remaining options being converted in whole or in part to nonstatutory stock options. A grantee may, with the consent of the Committee, choose not to accelerate the exercise date of any such incentive stock options which would violate the $100,000 limitation set forth in the first sentence of this paragraph by indicating his or her decision to do so in writing to the Committee within 10 days after such acceleration would have otherwise become effective.

Notwithstanding anything in the Plan to the contrary, without the prior approval of the stockholders of the Company, options and stock appreciation rights issued under the Plan shall not be repriced, replaced or regranted through cancellation, or by lowering the option exercise price of a previously granted award and, further with respect to stock appreciation rights, none of the foregoing shall be permitted if the same would cause the stock appreciation rights to provide for a deferral of compensation within the meaning of Section 409A of the Code.

SECTION 5

Terms and Conditions of Stock Options and

Stock Appreciation Rights

Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the shares of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an individual who, immediately prior to such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a “Ten Percent Employee”), the option price shall be not less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). For purposes of this Section 5(A), an individual shall be considered as owning not only shares of Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual, and shall also be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a shareholder, partner or beneficiary.

(B) The option price shall be payable in cash; provided, however, that in lieu of cash a grantee may, if authorized by the Committee at the time of grant, in the case of an incentive stock option, or at any time, in the case of a nonstatutory stock option, pay the option price in whole or in part by tendering to the Company shares of Common Stock owned by the grantee and having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased (except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option), or, if so provided in the option agreement referred to in Section 5(G), the grantee may pay that portion of the option price which exceeds the aggregate par value of the shares being purchased in whole or in part with secured or unsecured promissory notes of the grantee maturing in less than one year. The option price shall be payable at such time or times as the Committee, in its discretion, shall determine. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 3.

(C) No nonstatutory stock option shall be exercisable after the expiration of ten years from the date of grant. No incentive stock option shall be exercisable after the expiration of ten years (five years, in the case of a Ten Percent Employee) from the date of grant. Subject to this Section 5(C) and Sections 5(F), 5(G) and 5(I), and the other provisions of the Plan, stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee.

(D)(1) If non-alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights shall entitle the person or persons who are entitled to exercise the related stock option, upon exercise of the related stock option, or any portion thereof, to receive from the Company (in addition to the shares to be received upon exercise of the related stock option) that number of shares of Common Stock having an aggregate fair market value, determined as provided in Section 5(H), on the date of exercise of the related stock option equal to the excess of the fair market value of one share of Common Stock over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is exercised. No fractional shares shall be issued or delivered nor shall cash be paid in lieu of any fractional shares. The Committee shall have authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to non-alternative stock appreciation rights (other than those granted together with incentive stock options) shall be paid in cash if and only if the payment of cash upon exercise of the stock appreciation rights would not cause the stock appreciation rights to provide for a deferral of compensation within the meaning of Section 409A of the Code.

(2) If alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights shall entitle the person or persons who are entitled to exercise the related stock option to surrender unexercised the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value, determined as provided in Section 5(H), on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights granted together with an incentive or non-statutory stock option shall not be exercisable, however, unless the fair market value per share of the Common Stock on the date of exercise, determined as provided in Section 5(H), exceeds the option price per share payable pursuant to such incentive stock option. No fractional shares shall be issued or delivered nor shall cash be paid in lieu of any fractional shares. The Committee shall have authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to alternative stock appreciation rights shall be paid in cash if and only if the payment of cash upon exercise of the stock appreciation rights would not cause the stock appreciation rights to provide for a deferral of compensation within the meaning of Section 409A of the Code.

(E) No stock option or stock appreciation rights shall be transferable by the grantee other than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death, and each stock option and stock appreciation right shall be exercisable during the lifetime of the grantee only by the grantee.

(F) Unless otherwise determined by the Committee and provided in the stock option agreement referred to in Section 5(G) or an amendment thereto:

(i) If the employment of a grantee who is not a Disabled Grantee as defined in clause (ii) below is voluntarily terminated with the consent of the Company or a Subsidiary and the Company consents to such exercise, or if a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such grantee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

(ii) If the employment of a grantee who is disabled within the meaning of Section 422(c)(6) (formerly Section 422A(c)(7)) of the Code (a “Disabled Grantee”) is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding incentive stock option held by such Disabled Grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such Disabled Grantee at any time prior to the expiration date of such incentive stock option or within one year after the date of termination of employment, whichever is the shorter period;

(iii) If the employment of a grantee who holds a nonstatutory stock option is voluntarily terminated with the consent of the Company or a Subsidiary and the Company consents to such exercise, or if such grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such grantee at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period; and

(iv) Following the death of a grantee, either during employment or after termination of employment during a period when a stock option is exercisable as provided in clauses (i), (ii) or (iii) above, any outstanding stock option held by the grantee at the time of death shall be exercisable in whole or in part (whether or not so exercisable on the date of the death of the grantee but subject to the provisions of Section 4) by the person or persons entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of such stock option or shall die intestate, by the legal representative of the grantee, in either case at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

If the employment of a grantee terminates for any reason other than as set forth above in this Section 5(F), the rights of such grantee under any then outstanding stock option and stock appreciation rights shall terminate at the time of such termination of employment. In addition, if a grantee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise, and whether during or after termination of employment by the Company or a Subsidiary, which is then in competition with the Company or a Subsidiary, the Committee may in its discretion immediately terminate all stock options and stock appreciation rights held by such grantee.

Whether termination of employment is a voluntary termination with consent of the Company or a Subsidiary and whether a grantee is disabled within the meaning of Section 422(c)(6) of the Code shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

(G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or amendment thereto, which shall be executed by the President or any Vice President on behalf of the Company and by the individual to whom such stock options or stock appreciation rights are granted. The provisions of such agreements need not be identical.

(H) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use (“NASDAQ”). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(H). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(H) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(I) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

(J) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement or an amendment thereto, any grantee who has made a hardship withdrawal from the Calgon Carbon Corporation Thrift/Savings Plan shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation § 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.

SECTION 5A

Terms and Conditions of Restricted and

Restricted Performance Share Awards

Restricted and restricted performance share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 5A), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment or performance-based events) the occurrence of which would cause a forfeiture of the restricted or restricted performance shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted and restricted performance share awards shall be effective only upon execution of the applicable restricted or restricted performance share agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee. The provisions of such agreements need not be identical. Awards of restricted or restricted performance shares shall be effective on the date determined, in its discretion, by the Committee.

Following a restricted or restricted performance share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted or restricted performance shares shall be held by the Company in escrow together with related stock powers in blank signed by the grantee. Except as provided in Section 6, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted or restricted performance shares and unpaid dividends, if any, shall be delivered to the grantee. From the date a restricted or restricted performance share award is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates for the restricted or restricted performance shares and shall have all the rights of a shareholder with respect to the restricted or restricted performance shares, including the right to vote the restricted or restricted performance shares and to receive all dividends and other distributions paid with respect to the restricted or restricted performance shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

Neither this Section 5A nor any other provision of the Plan shall preclude an awardee from transferring or assigning restricted or restricted performance shares to (i) the trustee of a trust that is revocable by such awardee alone, both at the time of the transfer or assignment and at all times thereafter prior to such awardee’s death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted or restricted performance shares from such trustee to any person other than such awardee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted or restricted performance shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

With respect to restricted performance shares, the Committee, in its discretion, may award restricted performance shares which shall be earned by a grantee based on the level of performance over a specified period of time by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the grantee individually, as determined by the Committee. For the purposes of the grant of restricted performance shares, the following definitions shall apply:

(i) “Performance Period” shall mean an accounting period of the Company or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

(ii) “Performance Target” shall mean that level of performance established by the Committee which must be met in order for the restricted performance shares to be fully earned. The Performance Target may be expressed in terms of Common Stock fair market value, revenues, net profit and/or earnings per share, percentage of profitability which are return on assets or return on equity, asset growth or maintenance, ratio of capital to assets or such other similar level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the grantee individually as may be established or revised from time to time by the Committee.

(iii) “Minimum Target” shall mean a minimal level of performance established by the Committee which must be met before any part of the restricted performance shares is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

A Performance Target and/or Minimum Target will be established not later than 90 days after the commencement of the Performance Period to which it relates (or not later than after 25 percent of the Performance Period has expired, if less), provided that any such target must be established when the outcome is substantially uncertain.

A grantee shall earn the restricted performance shares in full by meeting the Performance Target for the Performance Period (in addition to any time vesting requirements determined by the Committee). If the Minimum Target has not been attained at the end of the Performance Period, no part of the restricted performance shares shall have been earned by the grantee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the restricted performance shares earned by the grantee shall be such portion as is established by the Committee at the time of grant.

Shares which do not vest due to failure to meet performance targets will be forfeited. Awards of restricted performance shares by the Committee need not be made every year.

It is intended that any compensation received by grantees of restricted performance shares will qualify as performance-based compensation under Section 162(m) of the Code and this portion of Section 5A shall be interpreted consistently with that intention.

SECTION 6

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, (i) the number of shares of Common Stock then subject to any outstanding stock options, (ii) the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options and (iii) the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted or restricted performance shares held in escrow, shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option or stock appreciation rights, for each share of Common Stock which may be issued or delivered under the Plan but not then subject to an outstanding stock option or stock appreciation rights and for the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted or restricted performance shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option or stock appreciation right which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted or restricted performance shares held in escrow or for which any restricted or restricted performance shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted or restricted performance shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted or restricted performance shares exchanged therefor.

If any such adjustment or substitution provided for in this Section 6 requires the approval of shareholders in order to enable the Company to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without prior shareholder approval. Notwithstanding the foregoing, in the case of any incentive stock option, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of any such incentive stock option.

SECTION 7

Effect of the Plan on the Rights of Employees and Employer

Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted a stock option or stock appreciation rights or to be awarded restricted or restricted performance shares under the Plan. Nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan, in any restricted or restricted performance shares awarded under the Plan or in any stock option agreement shall confer any right upon any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

SECTION 8

Amendment and Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options or stock appreciation rights granted or restricted or restricted performance shares awarded under the Plan and provided further that no such amendment of the Plan shall, without stockholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, (b) make any changes in the class of employees eligible to receive stock options, stock appreciation rights or awards of restricted or restricted performance shares, (c) change the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded to any employee under Section 4 of the Plan, (d) extend the periods set forth in this Plan during which stock options or stock appreciation rights may be granted or restricted or restricted performance shares awarded beyond January 31, 2015 or (e) be made if stockholder approval of the amendment is at the time required for stock options or restricted or restricted performance shares under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Common Stock may then be listed. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option, stock appreciation rights or restricted or restricted performance shares theretofore granted under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options, stock appreciation rights or restricted shares granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options, stock appreciation rights or restricted shares theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock agreement. In the event of any such amendment to the Plan, the holder of any stock options, stock appreciation rights or restricted shares outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such stock options or stock appreciation rights, execute a conforming amendment in the form prescribed by the Committee to the stock agreement referred to in this Plan within such reasonable time as the Committee shall specify in such request.

SECTION 9

Withholding

Income, excise or employment taxes may be required to be withheld by the Company or a Subsidiary in connection with the grant or exercise of a stock option or stock appreciation right, upon a “disqualifying disposition” of the shares acquired upon exercise of an incentive stock option, at the time restricted or restricted performance shares are granted or vest or upon the receipt by the grantee of cash in payment of dividends on restricted or restricted performance shares which have not vested. Any taxes required to be withheld by the Company or any of its Subsidiaries upon the receipt by the grantee of cash in payment of dividends may be satisfied by the Company by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash. If a grantee does not pay any taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Company or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.

SECTION 10

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be January 10, 1985, the date of adoption of the Plan by the Board. The effective date of the readoption and the amendment and restatement of the Plan shall be February 4, 2005, the date of the adoption of the same by the Board, provided that the amendment and restatement is approved by the stockholders at a meeting of stockholders duly called, convened and held on or prior to January 31, 2006, at which a quorom representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. No stock option or stock appreciation right granted under the Plan on or after February 4, 2005 may be exercised until after such approval; provided, that the foregoing shall not apply to stock options or stock appreciation rights granted with shares which were available under the Plan prior to the amendment and restatement of the Plan on February 4, 2005. The Plan was amended to prohibit repricings on April 20, 1999. No stock option or stock appreciation rights may be granted and no restricted or restricted performance shares may be awarded under the Plan subsequent to January 31, 2015.

Exhibit B

CALGON CARBON CORPORATION

1993 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

(as amended and restated as of February 4, 2005)

The purposes of the 1993 Non-Employee Directors’ Stock Option Plan (the “Plan”) are to promote the long-term success of Calgon Carbon Corporation (the “Company”) by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

SECTION 1

Administration

The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the vesting or forfeiture of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

SECTION 2

Shares Available under the Plan

The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan, effective from the date of amendment and restatement of Plan, is 978,500 shares of the Common Stock, $.01 par value, of the Company (the “Common Stock”) (consisting of 434,677 shares of Common Stock reserved for outstanding stock options and 543,823 shares of Common Stock available for stock options which have not yet been granted), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is cancelled by mutual consent, is forfeited or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or partly each, as shall be determined from time to time by the Board.

SECTION 3

Grant of Stock Options

On the first business day following the day of each annual meeting of the stockholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a “non-employee Director”) shall automatically and without further action by the Board or the Committee be granted a “nonstatutory stock option” (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the “Code”)) to purchase the Calculated Number (as defined below) of shares of Common Stock, subject to adjustment and substitution as set forth in Section 5. As used herein, “Calculated Number” shall mean the number of options for shares of Common Stock of the Company having a then current option value of $25,000, calculated using the Black-Scholes formula for option value (or such successor formula as may exist from time to time), with such calculation being accomplished by or on behalf of the Company on April 1 (or the next business day thereafter if April 1 is not a business day) of each year for the next succeeding option grant. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for the number of shares to which such non-employee Director is entitled (or the number of adjusted or substituted shares pursuant to Section 5), then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining times a percentage obtained by dividing the number of option shares to which such non-employee Director is entitled by the total number of option shares to be granted to all non-employee Directors at such time, disregarding any fractions of a share.

Notwithstanding the foregoing, if with respect to the last full fiscal year of the Company prior to the date of any such award of options described above, a member of the Board receives compensation for retainer fees and regularly scheduled Board and Committee meetings of (a) greater than $43,000, if such Board member is on the Audit Committee during such year, or (b) greater than $38,000, if such Board member is not on the Audit Committee during such year (the “Excess Compensation”), then such $25,000 value shall be reduced by the amount of the Adjusted Excess Compensation, if any. “Adjusted Excess Compensation” shall mean the Excess Compensation less $7,000, with such result to not equal less than zero.

On the day that each person who was not prior thereto a member of the Board and who is not then an employee of the Company or any of its subsidiaries is elected to the Board, other than such person being elected at an Annual Meeting of the Company (the “Join Date”), such person shall automatically and without further action by the Board be granted a nonstatutory stock option to purchase a pro rata share of the last Calculated Number of shares of Common Stock based upon the number of months from the Join Date until the anniversary of the last Annual Meeting, rounded to the nearest 1,000 shares (and rounded downward at 500 shares), subject to adjustment and substitution as set forth in Section 5. As an example of the foregoing, for an Annual Meeting anniversary date in April, with a new Director elected in July, such Director would be entitled to 75% of the Calculated Amount (July is nine months before April), and 9 ÷ 12 = 75%.

SECTION 4

Terms and Conditions of Stock Options

Stock options granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be one hundred percent (100%) of the fair market value per share of the Common Stock on the date of the grant of stock options pursuant to the Plan, determined as provided in Section 4(G).

(B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 2.

(C) Stock options granted hereunder shall vest and be exercisable six months following the date of grant, except in the case of death as provided in Section 4(E); provided, however, that the stock options granted in 1997 shall vest and be exercisable in accordance with the Plan prior to its amendment and restatement. Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative.

(E) If a grantee ceases to be a Director of the Company, any outstanding stock options held by the grantee shall vest and be exercisable and shall terminate, according to the following provisions:

(i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

(ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

(iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not vested and exercisable by the grantee immediately prior to death) shall vest and be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

(iv) Following the death of a grantee after ceasing to be a Director (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a Director), any outstanding stock option held by the grantee at the time of death shall vest and be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

(F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

(G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the “1934 Act”) on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use (“NASDAQ”). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(H) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.

SECTION 5

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

In case of any adjustment or substitution as provided for in this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

No adjustment or substitution provided for in this Section 5 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

SECTION 6

Effect of the Plan on the Rights of Company and Stockholders

Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.

SECTION 7

Amendment and Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

SECTION 8

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be February 11, 1993, the date of adoption of the Plan by the Board, such Plan having been thereafter also approved by the stockholders of the Company, and the effective date and date of adoption of the amendment and restatement of the Plan shall be February 4, 2005, the date of adoption of the same by the Board, provided that the amendment and restatement is approved by the stockholders at a meeting of stockholders duly called, convened and held on or prior to January 31, 2006, at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. No stock option granted under the Plan on or after February 4, 2005 may be exercised until after such approval; provided, that the foregoing shall not apply to stock options granted with shares which were available under the Plan prior to the amendment and restatement of the Plan on February 4, 2005. No stock option may be granted under the Plan subsequent to January 31, 2015.

CALGON CARBON CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting of the Stockholders April 20, 2005

John S. Stanik and Michael J. Mocniak, or either of them, are hereby appointed for the undersigned, with full power of substitution, to vote all the shares of Common Stock of Calgon Carbon Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company scheduled for April 20, 2005, and at any adjournment thereof, as directed on the reverse side of this proxy card and, in their discretion on any matters which may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as specified on the reverse side hereof. If not specified, the shares represented by this proxy will be voted FOR proposals 1, 2, 3 and 4.

Please mark, sign and date this proxy card on the reverse side hereof and return it in the enclosed envelope.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

☒ Please mark votes as in this example.

1.	To elect Directors for the class of 2008. The nominees are 01 - Seth E. Schofield 02 - John P. Surma	☐ FOR	☐ WITHHELD

For, except vote withheld from the following nominee(s):

______________________________________________________________________

2.	To approve the adoption of amendments to the Stock Option Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

SEE REVERSE SIDE

FOLD AND DETACH HERE

Annual Meeting of Stockholders

of

Calgon Carbon Corporation

April 20, 2005

1:00 P.M.

Company’s Office

400 Calgon Carbon Drive

Pittsburgh, Pennsylvania

3.	To approve the adoption of amendments to the 1993 Non-Employee Directors’ Stock Option Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Ratification of Deloitte & Touche LLP as independent auditors for 2005.	☐ FOR	☐ AGAINST	☐ ABSTAIN

Mark box at right if you plan to attend the Annual Meeting ☐

Signatures:

Date:

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Calgon Carbon Corporation